                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           _________________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 15, 2000

                          AMF BOWLING WORLDWIDE, INC.
            (Exact name of registrant as specified in its charter)

             Delaware                           001-12131                          13-3873272
   (State or other jurisdiction                (Commission                       (IRS Employer
         of incorporation)                    File Number)                    Identification No.)

                   8100 AMF Drive, Richmond, Virginia                   23111
              (Address of principal executive offices)                (Zip Code)


                                      N/A
                                      ---
         (Former name or former address, if changed since last report)

Item 5. Other Events

     On September 15, 2000, the registrant indicated that it did not make the September 15, 2000 interest payment of approximately $13.6 million due on its senior subordinated notes. The registrant previously announced that it would not make the payment in the August 14, 2000 filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 with the Securities and Exchange Commission.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2000                AMF BOWLING WORLDWIDE, INC.

                                        By:  /s/ Stephen E. Hare
                                            ---------------------------------
                                            Stephen E. Hare
                                            Executive Vice President and
                                            Chief Financial Officer